Exhibit 99.1

Cipher Mining Provides Third Quarter 2021 Business Update

Completed Listing on Nasdaq (CIFR), Raising Net Proceeds of $391 Million

Executing Plan to Develop and Deploy Five Bitcoin Mining Data Centers in 2022

Entered Five Year+ Power Purchase Agreements at Compelling Avg. Price of 2.72 cents per kWh

Signed Purchase Agreements for Mining Rigs Capable of up to 19.5 Exahash per Second

NEW YORK—November 12, 2021—Cipher Mining, Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a U.S.-based Bitcoin mining company, today announced results for its third quarter ended September 30, 2021 with an update on its operational implementation plan and strategy.

“As a newly formed public company, I am proud to say we are making great strides in putting in place the essential building blocks for a premier North American Bitcoin mining enterprise,” said Tyler Page, CEO of Cipher. “We have made tremendous progress deploying our new capital in a disciplined manner and, in just a few short months, plan to begin strengthening Bitcoin’s critical network infrastructure. In addition to our low-cost power purchase agreements, we have a delivery timeline for highly efficient mining rigs, and our site development is well underway here in the United States. As we respond to market dynamics and continue to exercise cost discipline, we remain laser-focused on our execution milestones and preparing the equipment to begin mining in the first quarter of 2022, with a significant ramp-up anticipated for the second half of the year.”

Third Quarter 2021 Business Highlights

●
Became a publicly listed company on Nasdaq, effective August 30, 2021, raising net proceeds of $391 million.
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Executed power agreements for up to 910 megawatts at a weighted average power price of approximately 2.72 cents per kWh.
●
Entered into machine contracts for a potential total of between 115,000 and 143,000 Bitcoin mining rigs capable of generating an aggregate hashrate of up to 19.5 EH/s.
●
Mining rig delivery is expected to begin in 2022. The weighted average cost for mining rigs is expected to be approximately $38.58 per terahash, and the weighted average mining efficiency is anticipated to be approximately 33.2 joules per terahash.
●
Began executing strategy to develop and deploy five data centers where Bitcoin mining is expected to begin in early 2022 and ramp up significantly during the second half of 2022.

Business Update Call and Webcast

Cipher will host a conference call and webcast today at 8:00 a.m. Eastern Time. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Cipher's website at https://investors.ciphermining.com. To access this conference call, dial (844) 689-1757 or (929) 517-0940 and use the conference ID 2759838.

About Cipher

Cipher is an industrial-scale Bitcoin mining company dedicated to expanding and strengthening the Bitcoin network’s critical infrastructure. Its goal is to be the leading Bitcoin mining company in the United States. Cipher aims to leverage its best-in-class technology, market-leading power purchase arrangements, and a seasoned, dedicated senior management team to become the market leader in Bitcoin mining. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the U.S. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the business update conference call that are not statements of historical fact, including statements about our beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 12, 2021 and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Lori Barker

Blueshirt Group Investor Relations

cipher@blueshirtgroup.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2021	January 31, 2021
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$282,276,578	$-
Prepaid expenses	15,348,809	-
Total current assets	297,625,387	-

Property and equipment, net	130,451	1,637
Deposits on equipment	74,345,874	-
Deferred offering costs	-	171,450
Deferred investment costs	174,250	-
Security deposits	9,381,172	-
Total assets	$381,657,134	$173,087

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$127,878	$1,919
Accrued legal costs	1,202,293	171,450
Accrued expenses	76,923	3,198
Total current liabilities	1,407,094	176,567

Warrant liability	271,320	-
Total liabilities	1,678,414	176,567

Commitments and contingencies

Stockholders' equity (deficit)
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2021 and January 31, 2021	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 246,381,119 shares issued and outstanding as of September 30, 2021, and 200,000,000 shares authorized and subscribed as of January 31, 2021	246,381	200,000
Subscription receivable	(1,690,351)	(5)
Additional paid-in capital	384,508,122	(199,995)
Accumulated deficit	(3,085,432)	(3,480)
Total stockholders' equity (deficit)	379,978,720	(3,480)
Total liabilities and stockholders' equity (deficit)	$381,657,134	$173,087

CIPHER MINING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2021	Eight Months Ended September 30, 2021
Costs and expenses
General and administrative	$2,282,256	$2,941,700
Depreciation	891	1,423
Total costs and expenses	2,283,147	2,943,123
Operating loss	(2,283,147)	(2,943,123)
Other expense
Interest income	775	775
Interest expense	(26,119)	(26,912)
Change in fair value of warrant liability	(112,692)	(112,692)
Total other expense	(138,036)	(138,829)
Net loss	$(2,421,183)	$(3,081,952)
Basic and diluted net loss per share	$(0.01)	$(0.01)
Basic and diluted weighted average number of shares outstanding	217,644,991	206,708,013

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

Eight Months Ended September 30, 2021
Cash flows from operating activities
Net loss	$(3,081,952)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,423
Change in fair value of warrant liability	112,692
Changes in assets and liabilities:
Prepaid expenses	(14,915,623)
Security deposits	(9,381,172)
Accounts payable	86,986
Accrued legal costs	3,600
Accrued expenses	73,725
Net cash used in operating activities	(27,100,321)
Cash flows from investing activities
Deposits on equipment	(74,345,874)
Purchases of property and equipment	(130,237)
Net cash used in investing activities	(74,476,111)
Cash flows from financing activities
Proceeds from borrowings on related party loan	7,038,038
Repayments under related party loan	(7,038,038)
Proceeds from the issuance of common stock	5
Business Combination, net of issuance costs paid	383,853,005
Net cash provided by financing activities	383,853,010
Net increase in cash and cash equivalents	282,276,578
Cash and cash equivalents, beginning of the period	-
Cash and cash equivalents, end of the period	$282,276,578

Supplemental disclosure of cash flow information
Cash paid for interest	$89
Cash paid for income taxes, net	$-
Supplemental disclosure of noncash investing and financing activities
Business Combination costs included in accrued legal costs	$1,024,443
Business Combination costs included in accounts payable	$38,973
Net assets assumed from GWAC in the Business Combination	$433,186
Non-cash fair value of private warrants	$261,060
Deferred investment costs included in accrued legal costs	$174,250

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